UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

Lionheart III Corp

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41011	36-4981022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4218 NE 2nd Avenue

Miami, FL 33137

(Address of Principal Executive Offices, including Zip Code)

(305) 515-3930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 7, 2023, SMX (Security Matters) Public Limited Company (f/k/a Empatan Public Limited Company), a public limited company incorporated in Ireland (the “SMX PLC”) issued a press release announcing the consummation of the Business Combination (as defined below), a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Lionheart under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 7, 2023, Lionheart III Corp, a Delaware corporation (“Lionheart”), Security Matters Limited, a formerly publicly traded company on the Australian Securities Exchange (the “SMX Australia”), SMX PLC, and Aryeh Merger Sub, Inc., a Delaware corporation (“Merger Sub”) consummated the previously announced business combination (the “Business Combination”), pursuant to the terms of the Business Combination Agreement (the “BCA”) and the Scheme Implementation Deed (the “SID”), dated July 26, 2022, by and among Lionheart, SMX Australia, SMX PLC and Merger Sub. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement.

Subject to the terms of the BCA and the SID, all SMX Australia shares were cancelled in return for the issuance of Class A ordinary shares of SMX PLC to all current shareholders, and SMX PLC receiving one share in SMX Australia (resulting in SMX Australia becoming a wholly owned subsidiary of SMX PLC). Additionally, Merger Sub merged with and into Lionheart, with Lionheart surviving as a wholly owned subsidiary of SMX PLC, with existing Lionheart stockholders receiving Class A ordinary shares of SMX PLC in exchange for their existing Lionheart shares of common stock and existing Lionheart warrant holders had their warrants automatically adjusted to become exercisable in respect of SMX PLC Class A ordinary shares instead of Lionheart Class A common stock.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of SMX PLC dated March 7, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIONNHEART III CORP

Date: March 9, 2023	By:	/s/ Haggai Alon
		Name:	Haggai Alon
		Title:	Chief Executive Officer